Dreyfus Core Value Fund
Summary Prospectus May 1, 2011
Class Ticker A DCVIX B DBCVX C DCVCX I DTCRX Institutional DCVFX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-554-4611 or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated May 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks long-term capital growth as a primary objective, with current income as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 8 of the Prospectus and in the How to Buy Shares section on page B-36 of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I	Institutional shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	4.00	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Institutional shares
Management fees	.90	.90	.90	.90	.90
Distribution and/or service (Rule 12b-1) fees	.25	1.00	1.00	none	.15
Other expenses*	.00	.01	.01	.00	.00
Total annual fund operating expenses	1.15	1.91	1.91	.90	1.05
Fee waiver and/or expense reimbursement*	(.00)	(.01)	(.01)	(.00)	(.00)
Total annual fund operating expenses	1.15	1.90	1.90	.90	1.05

* The Dreyfus Corporation has agreed to pay all of the fund expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the non-interested Board members and their counsel. The Dreyfus Corporation has agreed to reduce its fee in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested Board members and their counsel (in the amount of 0.01% for Class B and Class C and less than .01% for Class A, Class I and Institutional Shares for the past fiscal year).

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$919	$1,172	$1,892
Class B	$593	$897	$1,226	$1,848
Class C	$293	$597	$1,026	$2,222
Class I	$92	$287	$498	$1,108
Institutional shares	$107	$334	$579	$1,283

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$919	$1,172	$1,892
Class B	$193	$597	$1,026	$1,848
Class C	$193	$597	$1,026	$2,222
Class I	$92	$287	$498	$1,108
Institutional shares	$107	$334	$579	$1,283

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 55.41% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goals, the fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The fund focuses on the stocks of large-cap value companies with market capitalizations of $1 billion and above, whose stocks appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Up to 20% of the value of the fund’s total assets may be invested in foreign stocks.

In choosing stocks, the fund’s portfolio managers focus on individual stock selection (a “bottom-up” approach) rather than forecasting stock market trends (a “top-down” approach), and look for value companies. A three-step value screening process is used to select stocks:

• value: quantitative screens track traditional measures such as price-to-earnings, price-to-book and price-to-sales ratios; these ratios are analyzed and compared against the market

• sound business fundamentals: a company’s balance sheet and income data are examined to determine the company’s financial history

• positive business momentum: a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition

The fund may use listed equity options to seek to enhance returns and/or mitigate risk. The fund only will engage in covered option transactions, where the fund has in its possession, for the duration of the strategy, the underlying cash or the physical asset to satisfy any potential delivery demands from the option strategy. The fund will limit investments in options to 20% (based on the notional value of the options) of the fund’s total assets and will limit the value of all total premiums paid or received to 5% of the fund’s total assets.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio managers’ expectations.

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Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2009: 16.70% Worst Quarter Q4, 2008: -20.61%

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After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10) Share Class/Inception Date
	1 Year	5 Years	10 Years
Class A returns before taxes (2/6/47)	6.50%	-0.02%	0.85%
Class A returns after taxes on distributions	6.34%	-0.92%	0.22%
Class A returns after taxes on distributions and sale of fund shares	4.40%	0.04%	0.67%
Class B returns before taxes (1/16/98)	8.13%	0.10%	1.00%
Class C returns before taxes (1/16/98)	11.14%	0.40%	0.69%
Class I returns before taxes (8/4/94)	13.23%	1.43%	1.71%
Institutional Shares returns before taxes (2/1/93)	13.11%	1.27%	1.56%
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	15.51%	1.28%	3.26%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. Brian C. Ferguson has been the fund's primary portfolio manager since April 2006. Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, and is a dual employee of The Dreyfus Corporation and TBCAM.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus Core Value Fund Summary	4